1,075,000 SHARES


                   DIVERSIFIED CORPORATE RESOURCES, INC.



                               Common Stock


                          UNDERWRITING AGREEMENT

                                                             September ___, 1997



CRUTTENDEN ROTH INCORPORATED
As Representative of the several Underwriters
c/o Cruttenden Roth Incorporated
18301 Van Karman, Suite 100
Irvine, California  92715

Ladies and Gentlemen:

     DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation (the
"Company"), Imperial Bank (the "Bank") and USFG-DHRG L.P. No 2, Inc. ("Moore") (the Bank and Moore are herein collectively called the "Selling Shareholders") address you as the Representative of each of the persons, firms and corporations listed in Schedule B hereto (herein collectively called the "Underwriters") and hereby confirm its agreement with the several Underwriters as follows:

     1. DESCRIPTION OF SHARES. The Company proposes to issue and sell 750,000 shares of its authorized and unissued Common Stock, par value $0.10 per share, and the Selling Shareholders proposes to sell an aggregate of 325,000 shares of the Company's Common Stock (such 1,075,000 shares being referred to herein as the "Firm Shares") to the several Underwriters. The Company also proposes to grant to the Underwriters an option to purchase up to 112,500 additional shares of the Company's Common Stock, par value $0.10 per share (the "Option Shares"), as provided in Section 7 hereof. As used in this Agreement, the term "Shares" shall include the Firm Shares and the Option Shares. All shares of Common Stock, par value $0.10 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby, including the Shares, are hereinafter referred to as "Common Stock."

     2.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND MOORE.

          (a) Each of the Company and Moore hereby represents and warrants to and agrees severally with each Underwriter that:

               (i) A registration statement on Form S-1 (File No. 333-31825) with respect to the Shares, including a prospectus, has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses and such abbreviated registration statements as may hereafter be required. Copies of such registration statement and amendments together with each exhibit filed therewith, of each related prospectus (the "Preliminary Prospectuses") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to you.

               If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or
(c), as applicable, of the Rules and Regulations pursuant to subparagraph
(1), (4) or (7) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits (including exhibits incorporated by reference), in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to

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Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); PROVIDED, HOWEVER, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of Cruttenden Roth Incorporated, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of
Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and Regulations and with the consent of Cruttenden Roth Incorporated, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement.

               (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that none of the representations and warranties contained in this subparagraph (b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

               (iii) Each of the Company and its subsidiaries is duly incorporated and validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole; no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; each of the Company and its subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; none of the Company or its subsidiaries is in violation of its charter or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which its properties may be bound; and none of the Company or its subsidiaries is in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company, its subsidiaries or over each of their respective properties. Notwithstanding the generality of the foregoing, the following subsidiaries are not in good standing and the failure to be in good standing does not and will not have a material adverse effect on the condition (financial and otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as whole:

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          DHRG Northeast, Inc., a Texas corporation;
          DHRG of California, Inc., a Texas corporation;
          EMSR, Inc., a Texas corporation;
          Healthcare Resources, Inc., a Texas corporation;
          Power Industry Personnel, Inc., a Connecticut corporation; Power & Electronics Personnel, Inc., a Delaware corporation; Power Services, Inc., a South Carolina corporation;
          Pacific Power Services, Inc., a Washington corporation; Western Power Services, a Washington corporation;
          Northeast Power & Electronics, a New York corporation; Mid-Atlantic Power Services, a Virginia corporation;
          Technical Careers of Pennsylvania, a Pennsylvania corporation; Western Technical Careers, Inc., an Arizona corporation;
          TNI, Inc., a Texas corporation;

The Company owns all of the outstanding capital stock of each of its subsidiaries free and clear of all claims, liens, charges and encumbrances, except for an option to purchase shares of EMSR, Inc., a subsidiary of the Company (the "EMSR Option") and the possible grant of an option to purchase shares of a subsidiary formed to conduct the Company's Train International program (the "Train International Option"). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the following, each of which is a wholly owned subsidiary of the
Company:

          DHRG Northeast, Inc., a Texas corporation;
          DHRG of California, Inc., a Texas corporation;
          EMSR, Inc., a Texas corporation;
          Healthcare Resources, Inc., a Texas corporation;
          Power Industry Personnel, Inc., a Connecticut corporation; Power & Electronics Personnel, Inc., a Delaware corporation; Power Services, Inc., a South Carolina corporation;
          Pacific Power Services, Inc., a Washington corporation; Western Power Services, a Washington corporation;
          Northeast Power & Electronics, a New York corporation; Mid-Atlantic Power Services, a Virginia corporation;
          Technical Careers of Pennsylvania, a Pennsylvania corporation; Western Technical Careers, Inc., an Arizona corporation;
          TNI, Inc., a Texas corporation;
          Management Alliance Corporation, a Texas corporation; Information Systems Consulting Corp., a Texas corporation; Preferred Funding Corporation, a Texas corporation; and Management Alliance Group of Independent Companies, Inc.,
               a Texas corporation.

               (iv) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute either by itself or upon notice or the passage of time or both, a default under, (i) any bond, debenture, note or other

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evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of its respective properties may be bound, (ii) the articles of incorporation or bylaws of the Company or any of its subsidiaries or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, by the National Association of Securities Dealers, Inc. (the "NASD"), the rules of the Nasdaq National Market, or under state or other securities or Blue Sky laws, all of which requirements have been satisfied in all material respects.

               (v) There is not any pending or, to the Company's knowledge, threatened, action (legal or governmental), suit, claim or proceeding against the Company or any of its subsidiaries, any of each of the Company's or its subsidiaries' officers, any of the respective properties (owned or leased), assets or rights of the Company or its subsidiaries before any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company, its subsidiaries, each of the Company's or its subsidiaries' officers or properties (owned or leased) or otherwise which (i) except as accurately described in all material respects in the Registration Statement and the Prospectus (A) might, individually or in the aggregate, result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and any of its subsidiaries, taken as a whole, or might materially and adversely affect the properties, assets or rights of the Company and any of its subsidiaries, taken as a whole, or (B) might prevent consummation of the transactions contemplated hereby or (ii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company or any of its subsidiaries of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement. None of the Company or its subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency, government or governmental agency or body domestic or foreign, that could be expected to result in a material adverse change in the condition (financial or other), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole.

               (vi) All outstanding shares of capital stock of the Company and all issued and outstanding shares of capital stock of the subsidiaries of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholder exists with respect to any of the Shares or the issuance and sale thereof. No shareholder of the Company or any of its subsidiaries has any right to require the Company to register the sale of any shares owned by such shareholder under the Act in the public offering contemplated by this Agreement. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act or under state or other securities or Blue Sky laws. Except as disclosed in the Registration Statement, Prospectus and the financial statements of the Company, and the related notes thereto included in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. Except as disclosed in the Registration Statement and the Prospectus, the Company has not granted any option or other right to purchase, or issued any security or obligation convertible into, or entered into any contract or commitment to sell, shares of any of the Company's subsidiaries. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus fairly and accurately presents the information required to be shown with respect to such plans, arrangements, options and rights.

               (vii) Coopers & Lybrand L.L.P., independent auditors, which have audited the consolidated financial statements of the Company, together with the related schedules and notes, as of December 31, 1996 and for the year ended December 31, 1996 and Weaver and Tidwell L.L.P., independent auditors, which have audited the consolidated financial statements of the Company, together with the related

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schedules and notes, as of December 31, 1994 and 1995 and for each of the years in the two (2) years then ended, all filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; and all consolidated audited financial statements of the Company and its subsidiaries, together with the related schedules and notes, and the unaudited financial information, filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement, which are included in the Prospectus, present fairly the information shown therein and have been compiled on a basis consistent with the audited consolidated financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement pursuant to the Rules and Regulations, except for the selected financial data for the years ended December 31, 1992 and 1993, the absence of which for the reasons stated in the Registration Statement and the Prospectus are not material to the disclosures contained therein.

               (viii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, except as set forth in the Registration Statement and Prospectus, there has not been
(i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any of its subsidiaries, taken as a whole, (ii) any transaction that is material to the Company or any of its subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company or any of its subsidiaries, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries,
(v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (vi) any default in the payment of principal of or interest on any outstanding material debt obligations of the Company or any of its subsidiaries, or (vii) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any of its subsidiaries, taken as a whole.

               (ix) Except as set forth in the Registration Statement and Prospectus, (i) each of the Company and its subsidiaries has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by them, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any of its subsidiaries, taken as a whole, (ii) the agreements to which the Company and any of its subsidiaries is a party described in, or filed as exhibits to, the Registration Statement and Prospectus are valid agreements, enforceable by the Company or its subsidiaries, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company and its subsidiaries have valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by any of them, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and Prospectus, the Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted.

               (x) The Company and its subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due (except in any case in which the failure to do so would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole, and there is no tax deficiency that has been or might be asserted against the Company (or any of its subsidiaries) that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole; and all tax liabilities are adequately provided for on the books of the Company.

                (xi) Each of the Company and its subsidiaries maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed prudent for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering the Company against general liability and errors and omission for contract and temporary placements, and real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, products liability, errors and omissions, workers' compensation claims and all other risks customarily insured against, all of which insurance is in full force and effect; none of the Company or its subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company or its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole.

                 (xii) No labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent that might be expected to result in a material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and any of its subsidiaries, taken as a whole. No collective bargaining agreement exists with any of the employees of the Company or any of its subsidiaries and, to the knowledge of the Company and its subsidiaries, no such agreement is imminent.

                (xiii) Each of the Company and its subsidiaries owns or possesses exclusive rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights and other intellectual property which are necessary in all material respects to conduct its business as now conducted and as described in the Registration Statement and Prospectus; except as set forth in the Registration Statement and the Prospectus, the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names, copyrights or other intellectual property would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole; none of the Company or its subsidiaries has received any notice of, and has knowledge of, any infringement of or conflict with asserted rights of the Company or its subsidiaries by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other similar intellectual property rights; and none of the Company or its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other similar rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and any of its subsidiaries, taken as a whole.

                 (xiv) The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is approved for quotation on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating termination of such registration or listing.

                  (xv) There are no arrangements, contracts, agreements or other documents (verbal or written) required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required. The arrangements, contracts, agreements and documents so described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor any of the subsidiaries nor any other party is in breach of or default under any of such arrangements, contracts, agreements and documents, except as to breaches or defaults which individually or in the aggregate would not have a material adverse effect on the Company, or to the best of their knowledge is aware of any imminent termination thereof.

                 (xvi) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                (xvii) Each of the Company and its subsidiaries has not distributed and will not distribute prior to the later of (i) the Closing Date, or any date on which Option Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

               (xviii) The Company (nor any of its subsidiaries) has not at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                 (xix) The Company (nor any of its subsidiaries) has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  (xx) Except for Donald R. Ditto, Sr. and Gary K. Steeds, each officer and director of the Company, and each shareholder that holds five percent (5%) or more of the Company's Common Stock has executed a Lock-Up Letter (the "Lock-Up Agreement") in a form approved by Cruttenden Roth Incorporated pursuant to which such persons have agreed not to, except as described therein, for a period of 365 days from the date of the final Prospectus (the "Lock-Up Period"), sell, offer to sell, solicit an offer to buy, contract to sell, loan, pledge, grant any option to purchase, or otherwise transfer or dispose of (collectively, a "Disposition"), any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (collectively, "Securities"), now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company as of August __, 1997 and the number and type of securities held by each securityholder. The Company hereby agrees not to take any action which would release any of its officers, directors or other shareholders from any Lock-Up Agreements currently existing or hereafter effected without the prior written consent of Cruttenden Roth Incorporated.

                 (xxi) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (xxii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company or its subsidiaries, or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

               (xxiii) Other than Cruttenden Roth Incorporated, on behalf of the several Underwriters, and except as disclosed in writing to Cruttenden Roth Incorporated, no person is or will be owed any finders fee or commission or similar payment in connection with the transactions contemplated by this Agreement.

                (xxiv) Except for employee benefit plans disclosed in the Prospectus, the Company does not maintain any employee benefit plan subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended.

          (b) Each of the Selling Shareholders, severally and not jointly, represents and warrants, with respect to himself, herself, or itself to the several Underwriters and the Company as follows:

                   (i) Such Selling Shareholder now has, and/or on the Closing Date will have, good and marketable title to all of the Shares to be sold by him, her or it hereunder, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever, with full right and authority to deliver the same hereunder, subject to the rights of _____________________, as custodian (herein called the "Custodian"), and that upon the delivery of payment for such Shares hereunder, the several Underwriters will receive good and marketable title thereto, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever.

                  (ii) Certificates in negotiable form for the Shares to be sold by such Selling Shareholder have been placed in custody under a Custody Agreement (herein called the "Custody Agreement") for delivery under this Agreement by the Custodian; such Selling Shareholder specifically agrees that the Shares represented by the certificates so held in custody for such Selling Shareholder are subject to the interest of the several Underwriters, the Company and the other Selling Shareholders hereunder, that the arrangements made by such Selling Shareholder for such custody, including the power of attorney (herein called the "Power of Attorney") provided for in such Custody Agreement, are to that extent irrevocable, and that the obligations of the Selling Shareholder shall not be terminated by any act of such Selling Shareholder or by operation of law, whether by the death, incapacity or dissolution of such Selling Shareholder or the occurrence of any other event; if any such death, incapacity, dissolution or other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, dissolution or other event had not occurred regardless of whether the Custodian shall have received notice of such death, incapacity, dissolution or other event.

                 (iii) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and (assuming all filings required under Rule 430A are made) such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement constitute valid and binding obligations and agreements of such Selling Shareholder in accordance with their respective terms.

                  (iv) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or any order, rule or regulation of any court or (assuming due qualification of the Shares for public offering under state and foreign securities laws and assuming all filings required under Rule 430A are made) governmental agency or body having jurisdiction over such Selling Shareholder or the property of the Selling Shareholder.

                   (v) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which has constituted, or which is designed to or might reasonably be expected to cause or result in, stabilization or manipulation of the price of sale or resale of the Shares.

                 (vii) The information pertaining to such Selling Shareholder under the caption "Principal and Selling Shareholders" in the Registration Statement and the Prospectus is complete and accurate, and neither the Registration Statement nor of any amendment thereto, nor of the Prospectus nor of any supplement thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     3. PURCHASE, SALE AND DELIVERY OF SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell 750,000 Shares of the Firm Shares to the Underwriters, the Selling Shareholders agree to sell to each of the Underwriters the number of Firm Shares set forth in SCHEDULE A, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of $_____ per share, the respective number of Firm Shares which is set forth opposite the name of such Underwriter in SCHEDULE A hereto (subject to adjustment as provided in Section 10).

          Delivery of definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 3 from the Company and the Selling Shareholders shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company and to the order of Custodian, for the account of the Selling Shareholders (and the Company and the Selling Shareholders agree not to deposit any such checks in the bank on which it is drawn, and not to take any other action with the purpose or effect of receiving immediately available funds, until the business day following the date of delivery to the Company and the Custodian and, in the event of any breach of the foregoing, the Company and the Selling Shareholders shall reimburse the Underwriters for the interest lost and any other expenses borne by the Underwriters by reason of such breach), at the offices of Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California (or at such other place as may be agreed upon between Cruttenden Roth Incorporated, the Selling Shareholders and the Company, at 7:00 A.M. Pacific daylight savings time, (a) on the third (3rd) full business day following the first day that Firm Shares are traded, (b) if this Agreement is executed and delivered after 1:30 P.M. Pacific daylight savings time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (c) at such other time and date not later than seven (7) full business days following the first day that Firm Shares are traded as Cruttenden Roth Incorporated, the Selling Shareholders and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery being herein called the "Closing Date"; PROVIDED, HOWEVER, that if the Company has not made available to the Representative copies of the Prospectus within the time provided in Section 4(d) hereof, Cruttenden Roth Incorporated may, in its sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to Cruttenden Roth Incorporated. The certificates for the Firm Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to the Closing Date. If Cruttenden Roth Incorporated so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by Cruttenden Roth Incorporated.

          It is understood that you, individually, and not as the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

          After the Registration Statement becomes effective, the several Underwriters intend to make a public offering (as such term is described in Section 11 hereof) of the Firm Shares at a public offering price of $_____ per share. After the public offering, the several Underwriters may, in their discretion, vary the public offering price.

          The information set forth on the front cover page (insofar as such information relates to the Underwriters) concerning stabilization, over-allotment and passive market making by the Underwriters, and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective Underwriters, represent and warrant to the Company and the Selling Shareholders that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     4. FURTHER AGREEMENTS OF THE COMPANY AND THE SELLING SHAREHOLDERS. Each of the Company and the Selling Shareholders, as the case may be and as specifically indicated below, agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company or any Selling Shareholder omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company and/or such Selling Shareholder will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the provisions of this Agreement.

          (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

          (c) The Company will use its best efforts (including by providing full cooperation with your counsel, whose services in this matter are required and which you and the Company will seek to expedite) to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction for such purpose.

          (d) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first full business day following the first day that Shares are traded, copies of the Registration Statement (two of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

          (e) The Company will make generally available to its shareholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

          (f) During a period of five (5) years after the date hereof, the Company will furnish to its shareholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and, upon request by a shareholder, unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its shareholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's shareholders, (ii) concurrently with furnishing to its shareholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of shareholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants,
(iii) as soon as they are available, copies of all reports (financial or other) mailed to shareholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD, (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to shareholders or prepared by the Company, and (vi) any additional information of a public nature concerning the Company, or its business which you may reasonably request. During such five
(5) year period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (g) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

          (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

          (i) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement pursuant to Section 11(a) hereof, or if the Underwriters shall terminate this Agreement pursuant to Section 11(a) or 11(b), then the provisions of Section 11 of that certain letter agreement dated December 20, 1996 between you and the Company (the "Letter Agreement") shall govern payment and reimbursement obligations of the parties notwithstanding that the Letter Agreement shall have ceased to be of full force or effect for any other purpose.

          (j) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company or its subsidiaries shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (k) During the Lock-Up Period, the Company will not, without the prior written consent of Cruttenden Roth Incorporated, effect the Disposition of, directly or indirectly, any Securities other than the sale of the Firm Shares and the Option Shares hereunder, the Company's issuance of options or Common Stock or capital stock of its subsidiaries under the Company's presently authorized stock option and stock purchase plans described in the Registration Statement and the Prospectus, the EMSR Option, the Train International Option, the shares of Common Stock pursuant to the exercise of the warrant described in Paragraph 6(i) below, and the sale of Securities in connection with acquisitions undertaken by the Company.

          (l) The terms of paragraph 9 of the Letter Agreement are hereby incorporated by reference and made obligations of the Company and Cruttenden Roth Incorporated as part of this Agreement notwithstanding that the Letter Agreement shall have ceased to be of full force or effect for any other purpose.

          (m) The Company shall reimburse and pay to Cruttenden Roth Incorporated a nonaccountable expense allowance equal to two percent (2.0%) of the total Price to Public shown on the front cover of the Prospectus, including, if exercised, with respect to the over-allotment option. Cruttenden Roth Incorporated acknowledges that $30,000 of the amount payable pursuant to this paragraph has already been paid.

     5.   EXPENSES.

          (a) The Company and the Selling Shareholders, as the case may be and as specifically indicated below, agrees severally with each Underwriter that:

                   (i) The Company will pay and bear all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Custody Agreement, the Power of Attorney, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the Underwriters' Questionnaire and Power of Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any, the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent certified public accountants and legal counsel; the cost, including the cost of printing, of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; the Company's road show costs and expenses; the cost of preparing bound volumes of the documents for the public offering pursuant to the Registration Statement; NASD filing fees and all other related fees and the fees, expenses, and the cost, not to exceed $30,000, of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of Underwriters' Counsel in connection with such NASD filings and Blue Sky qualifications, which shall not exceed $30,000); and all other expenses directly incurred by the Company in connection with the performance of its obligations hereunder. The provisions of this Section 5(a)(i) are intended to relieve the Underwriters from the payment of the expenses and costs which the Company hereby agrees to pay.

         (ii) In addition to its other obligations under Section
8(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
Section 8(a) hereof, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in THE WALL STREET JOURNAL which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

          (a) In addition to their other obligations under Section 8(b) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(b) hereof, they will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

          (b) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii) and 5(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 8(a) and 8(b) hereof or the obligation to contribute to expenses which is created by the provisions of Section 8(d) hereof.

          (c) Each Selling Shareholder will pay any transfer taxes incident to the transfer to the Underwriters of the Shares being sold by such Selling Shareholder.

     6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the Selling Shareholders herein, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions:

         (a) The Registration Statement shall have become effective not later than 2:00 P.M., Pacific daylight savings time, on the date following the date of this Agreement, or such later date and time as shall be consented to in writing by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by 424(b) of the Rules and Regulations; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel.

         (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

         (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, there shall not have been any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any of its subsidiaries from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

         (d) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the opinion of Jenkens & Gilchrist, a Professional Corporation, counsel for the Company and the Selling Shareholders dated the Closing Date or such later date on which Option Shares are to be purchased addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, substantially in the following form:

                         (i) Each of the Company and its subsidiaries has
been duly incorporated and is validly existing as corporations in good standing under the laws of the jurisdiction of their incorporation.

                        (ii) The Company and its subsidiaries have the corporate power and authority to own, lease and operate their properties and to conduct their business as described in the Prospectus.

                       (iii) Each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the Company has certified to such counsel that it owns, leases or licenses properties or conducts its business, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries, taken as a whole. To counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or entity other than the following:

          DHRG Northeast, Inc., a Texas corporation;
          DHRG of California, Inc., a Texas corporation;
          Healthcare Resources, Inc., a Texas corporation;
          Power Industry Personnel, Inc., a Connecticut corporation; Power & Electronics Personnel, Inc., a California corporation;

          Power Services, Inc., a South Carolina corporation;
          Pacific Power Services, Inc., a Washington corporation; Western Power Services, a Washington corporation;
          Northeast Power & Electronics, a New York corporation; Mid-Atlantic Power Services, a Virginia corporation;
          Technical Careers of Pennsylvania, a Pennsylvania corporation; Western Technical Careers, Inc., an Arizona corporation;
          TNI, Inc., a Texas corporation;
          Management Alliance Corporation, a Texas corporation; Information Systems Consulting Corp., a Texas corporation; Preferred Funding Corporation, a Texas corporation; and Management Alliance Group of Independent Consultants, Inc.,
               a Texas corporation.

                         (iv) The authorized, issued and outstanding
capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; to such counsel's knowledge all necessary and proper corporate proceedings have been taken into order to validly authorize the issuance of all issued and outstanding shares of Common Stock; all issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and, to counsel's knowledge, are fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.

                         (v) The Firm Shares or the Option Shares, as the
case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right contained in the Company's articles of incorporation or bylaws or in any other agreement or contract to which the Company or any of its subsidiaries is a party; and the forms of certificates evidencing the Common Stock comply with Texas law, and when duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Shares represented thereby will be duly authorized and validly issued, fully paid and nonassessable, will not have been issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities and will conform in all respects to the description thereof contained in the Prospectus.

                         (vi) The Company has the requisite corporate power
and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder.

                        (vii) All of the issued and outstanding shares of each of the subsidiaries of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever, except as set forth in the Registration Statement and Prospectus.

                        (viii) Except as disclosed in or specifically contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, or agreements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

                        (ix) The Company and each of the Selling Shareholders has full right, power and authority to enter into this Agreement and to sell and deliver the Shares to be sold by it to the several Underwriters; this Agreement has been duly authorized by all necessary corporate action on the part of the Company and the Selling Shareholders, if applicable, and has been duly executed and delivered by the Company and each of the Selling Shareholders and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company and each of the Selling Shareholders, enforceable in accordance with its terms, except insofar as indemnification provisions may be limited by applicable law or public policy and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                        (x) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b).

                        (xi) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules), financial data derived therefrom and other financial and statistical information included therein as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations.

                        (xii) The information in the Prospectus under the captions "Management," "Shares Eligible For Future Sale," "Description of Capital Stock," and Items 14 and 15 of Part II of the Registration Statement to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions.

                        (xiii) The description in the Registration Statement and the Prospectus of the articles of incorporation and bylaws of the Company and of Texas statutes are accurate and fairly present the information required to be presented by the Act and the applicable Rules and Regulations.

                        (xiv) There are no agreements, contracts, leases or documents to which the Company or any of its subsidiaries is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required.

                        (xv) The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not (a) result in any violation of the articles of incorporation or bylaws of the Company or any of its subsidiaries or (b) result in a material breach or violation of any of the terms and provisions of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which their properties are bound, or any applicable statute, rule or regulation or any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or operations; PROVIDED, HOWEVER, that such counsel need not express any opinion or belief with respect to state securities or Blue Sky laws.

                        (xvi) No consent, approval, registration, filing, license, permit, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Selling Shareholders, the Company or any of its subsidiaries or any of their properties or operations is necessary in connection with the consummation by the Company and the Selling Shareholders of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required by NASD or under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters (as to which such counsel need express no opinion).

                        (xvii) There are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations, other than those described therein.

                       (xviii) Neither the Company nor any of its subsidiaries is in violation of its respective charter or bylaws.

                         (xix) Except as set forth in the Registration
Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights to registration of such shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

                         (xx) Except as set forth in the Registration
Statement and the Prospectus, there are no actual or, to such counsel's knowledge, threatened action, suit, claim or proceeding relating to patents, patent rights or licenses, trademarks or trademark rights, copyrights, collaborative research, licenses or royalty arrangements or agreements or trade secrets, know-how or proprietary techniques or technology, including, processes and substances, owned by or affecting the business operations of the Company or any of its subsidiaries which are pending or threatened against the Company or any of its subsidiaries and which action, suit, claim or proceeding would, with respect to any of the foregoing, have a material adverse effect on the condition (financial or other), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole.

                         (xxi) This Agreement and the several Custody
Agreements between the several Selling Shareholders and _____________ as Custodian, and the Power of Attorney referred to in such Custody Agreements have each been duly executed and delivered by or on behalf of each of the Selling Shareholders and are valid and binding agreements of the Selling Shareholders, enforceable in accordance with the terms thereof except as the enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principals and except insofar as indemnification relating to or affecting provisions may be limited by applicable law or public policy, and except that provisions as to the irrevocability of the Custody Agreement may be limited by applicable law upon the death or incapacity of a Selling Shareholder.

                         (xxii) The performance of this Agreement, the Power
of Attorney and the Custody Agreements and the consummation of the transactions therein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under any material bond, indenture, mortgage, deed or trust, or other agreement or instrument certified to such counsel, by such Selling Shareholder or an officer or representative thereof, to which any Selling Shareholder is a party or by which any Selling Shareholder is bound, or any applicable law or regulation or, so far as is known to such counsel, any order, writ, injunction, or decree of any jurisdiction, court or governmental instrumentality.

                        (xxiii) Each Selling Shareholder is the record owner of the Shares to be sold by such Selling Shareholder under the Agreement and possesses full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder. To such counsel's knowledge, each Selling Shareholder has good and indefeasible title to the Shares sold by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, restrictions, equities, security interests and claims, and upon the delivery of and payment for the Shares to be sold by such Selling Shareholder, each Selling Shareholder shall transfer all rights of the Selling Shareholder in the Shares to the Underwriters who have severally purchased such Shares under this Agreement, free and clear of all liens, encumbrances, equities, security interests and claims.

                         (xxiv) The Company is not an "investment company" as
defined in the 1940 Act.

                         In addition, such counsel shall state that such
counsel has acted as outside corporate legal counsel to the Company and participated in conferences with officials and other representatives of the Company, Cruttenden Roth Incorporated, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and have not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to a large extent upon the facts provided by officers and representatives of the Company), no facts have come to the attention of such counsel that lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, does not comply as to form in all material respects with the Act and the Rules and Regulations, or contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Dated contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the exhibits and the financial statements and other financial and statistical data included therein).

                         In rendering such opinion, such counsel may rely (A)
as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                    (e) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Graham & James LLP, in form and substance reasonably satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                    (f) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a letter from Coopers & Lybrand L.L.P. and Weaver and Tidwell L.L.P., Independent Auditors (the "Accountants"), addressed to the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be (in each case, the "Bring Down Letter"), confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in a letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five (5) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since its date, or to reflect the availability of more recent financial statements, data or information. The Bring Down Letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any of its subsidiaries from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The

Original Letter from the Accountants shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinions with respect to their audits of the balance sheet of the Company as of December 31, 1996, 1995 and 1994 and related statements of operations, shareholders' equity and cash flows for the twelve (12) months ended December 31, 1996, 1995 and 1994 and state that they have completed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, INTERIM FINANCIAL INFORMATION, on the unaudited consolidated balance sheet as of March 31, 1997 and as of June 30, 1997 and the unaudited consolidated statements of operations and cash flows for the three month and six month periods ended March 31, 1997 and June 30, 1997, respectively, (iii) state that nothing came to their attention that caused them to believe that the financial statements included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that any adjustments thereto have not been properly applied to the historical amounts in the compilation of such statements, and (iv) address other matters agreed upon the Accountants and you. In addition, you shall have received from Coopers & Lybrand L.L.P. a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their audit of the Company's financial statements as of December 31, 1996, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

                    (g) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

                         (i)  The representations and warranties of the
Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

                         (ii) No stop order suspending the effectiveness of
the Registration Statement has been issued under the Act; no order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement, or any amendment thereto, has been issued; and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act;

                         (iii) When the Registration Statement became
effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations, and in all material respects conformed to the requirements of the Act and the Rules and Regulations, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                         (iv) Subsequent to the respective dates as of which
information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole, (b) any transaction that is material to the Company or any of its subsidiaries, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company or any of its subsidiaries, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or is out of the ordinary course of business of the Company or any of its subsidiaries, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries (f) any legal or governmental action, suit or proceeding pending or threatened against the Company or any of its subsidiaries which is material to the Company and its subsidiaries, taken as a whole, (g) any verbal or written agreement or other transaction entered into by either the Company or any of its subsidiaries which is not in the ordinary course of business of the Company or any of its subsidiaries as the case may be or (h) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, taken as a whole.

               (h) The Company shall have obtained and delivered to you the Lock-Up Agreements.

               (i) The Company shall have furnished you a warrant for the purchase of up to 75,000 shares of Common Stock at an exercise price per share equal to one hundred and twenty percent (120%) of the offering price per share of the Shares, in the form attached hereto as Exhibit A.

               (j) The Company shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company) as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

               (k) The Shares shall have been duly accepted for quotation, subject to notice of issuance, through the Nasdaq National Market.

                    All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

          7.   OPTION SHARES.

               (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a nontransferable option to purchase up to 112,500 Option Shares at the purchase price per share for the Firm Shares set forth in Section 3 hereof. Such notice shall set forth the number of Option Shares as to which the option is being exercised and the date and time as reasonably determined by you when such Option Shares are to be delivered. Such option may be exercised by Cruttenden Roth Incorporated, on behalf of the several Underwriters, on one (1) or more occasions in whole or in part during the period of forty-five (45) days after the date on which the Firm Shares are initially offered to the public by giving written notice (the "Option Notice") to the Company. The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by Cruttenden Roth Incorporated in such manner as to avoid fractional shares.

                    Delivery of definitive certificates for the Option Shares to be purchased by the several Underwriters pursuant to the exercise of the option granted by this Section 7 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company (and the Company agrees not to deposit any such check in the bank on which it is drawn, and not to take any other action with the purpose or effect of receiving immediately available funds, until the business day following the date of its delivery to the payee). In the event of any breach of the foregoing, the Company shall reimburse the Underwriters for the interest lost and any other expenses borne by them by reason of such breach. Such delivery and payment shall take place at the offices of Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California or at such other place as may be agreed upon between Cruttenden Roth Incorporated and the Company (i) on the Closing Date, if written notice of the exercise of such option is received by the Company at least two (2) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the third (3rd) full business day following the date the Company receives written notice of the exercise of such option, if such notice is received by the Company after the date two (2) full business days prior to the Closing Date.

                    The certificates for the Option Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to such date of payment and delivery. If Cruttenden Roth Incorporated so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

                    It is understood that you, individually, and not as the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

               (b) Upon exercise of any option provided for in Section 7(a) hereof, the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company herein, to the accuracy of the statements of the Company and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, to the conditions set forth in Section 6 hereof, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company or the satisfaction of any of the conditions herein contained.

          8.   INDEMNIFICATION AND CONTRIBUTION.

               (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Schedule E of the Bylaws of the NASD), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach or facts that would constitute a breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, PROVIDED FURTHER, that the indemnity agreement provided in this
Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

                    Each Selling Shareholder severally and not jointly agrees to indemnify and hold harmless each Underwriter and each person (including each partner thereof) who controls any Underwriter within the meaning of
Section 15 of the Securities Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to losses, claims, damages or liabilities which arise out of or are based upon (i) any breach or facts that would constitute a breach of any representation, warranty or covenant of such Selling Shareholder contained in this Agreement or (ii) information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto; PROVIDED, HOWEVER, that the Company shall remain jointly and severally obligated to indemnify each Underwriter pursuant to this Section 8(a). This indemnity agreement shall be in addition to any liabilities which the Selling Shareholders may otherwise have. The liabilities of the Bank hereunder shall be limited to an amount equal to the public offering price of the Option Shares sold by the Bank to the Underwriters.

                    The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

               (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities, joint or several, to which the Company and each Selling Shareholder may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this
Section 8(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company and the Selling Shareholders in connection with investigating or defending any such loss, claim, damage, liability or action.

                    The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, and each person, if any, who controls the Company or a Selling Shareholder within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

               (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 except to the extent that it has been prejudiced by such omission. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 8(a) or 8(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; PROVIDED that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

               (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this
Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the public offering price, and the Company and the Selling Shareholders are responsible for the remaining portion, PROVIDED, HOWEVER, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter has otherwise been required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 8(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter or the Company within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

               (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

                9. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants and agreements of the Company, the Selling Shareholders and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter within the meaning of the Act or the Exchange Act, or any Selling Shareholder or by or on behalf of the Company, or any of its officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and any Selling Shareholder shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

               10. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed ten percent (10%) of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

                    If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds ten percent (10%) of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four
(24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this Section 10, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement, supplements to the

Prospectus or other such documents which may thereby be made necessary, and
(ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

                    In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 10, then the Company shall not be liable to any Underwriter (except as provided in Sections 5 and 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, the Selling Shareholders and the other Underwriters for damages, if any, resulting from such default) be liable to the Company or the Selling Shareholders (except to the extent provided in Sections 5 and 8 hereof).

                    The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 10.

               11.  EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

                    (a) This Agreement shall become effective at the earlier of (i) 6:30 A.M., Pacific daylight savings time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 before the time this Agreement becomes effective, you, as Representative of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 4(i) and 8 hereof.

                    (b) You, as Representative of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be, (i) if the Company shall have failed in any material respect, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or its Subsidiaries from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company or its Subsidiaries regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the opinion of Cruttenden Roth Incorporated, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Company shall remain obligated to pay costs and expenses pursuant to Sections 4(i), 5 and 8 hereof. Any termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 4(i) and 8 hereof.

                    If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

               12. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715, telecopier number
(714) 852-9603, Attention: General Counsel; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 12801 N. Central Expressway, Suite 350, Dallas, Texas, telecopier number (972) 458-2317, Attention: Mr. Ted Dillard

               13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Shareholders and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in Section 8 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

                    In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you.

               14. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

               15. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will constitute an original.

               If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Selling Shareholders and the several Underwriters.

                                        Very truly yours,

                                        DIVERSIFIED CORPORATE
                                        RESOURCES, INC.

                                        By:
                                            ------------------------------

                                        Name:
                                              ----------------------------

                                        Title:
                                               ---------------------------


                                        SELLING SHAREHOLDERS:

                                        USFG-DHRG L.P. No. 2, Inc.
                                        ----------------------------------

                                        By:
                                            ------------------------------

                                        Name:
                                              ----------------------------
                                              Attorney-In-Fact


                                        Imperial Bank
                                        ----------------------------------

                                        By:
                                            ------------------------------

                                        Name:
                                              ----------------------------
                                              Attorney-In-Fact


Accepted as of the date first above written:
CRUTTENDEN ROTH INCORPORATED
On their behalf and on behalf of each of the several Underwriters named in Schedule A hereto.

By CRUTTENDEN ROTH INCORPORATED

By
  -----------------------------
  Authorized Signatory

                                           SCHEDULE A

---------------------------------------------------------------------------------------------------------
                                                               Number of Firm
                                      Number of Firm            Shares To Be               Number of
                                       Shares To Be            Purchased from          Firm Shares To Be
       Underwriters                 Purchased from the            USFG-DHRG              Purchased from
                                         Company               L.P. No. 2, Inc.         Imperial Bank
---------------------------------------------------------------------------------------------------------
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      Total

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